UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Walé Adepoju Compensation Changes

On April 28, 2017, the Compensation Committee of the Board of Directors of Global Eagle Entertainment Inc. (“we” or the “Company”) approved an increase in base salary, a 2017 cash retention bonus, a 2017 Annual Incentive Plan (“AIP”) bonus target and a Spring 2017 equity grant for Walé Adepoju, the Company’s Executive Vice President, Media & Content. Mr. Adepoju is a named executive officer whose compensation was disclosed in our Proxy Statement for our 2016 annual stockholders’ meeting.

•	Base Salary. The Company increased Mr. Adepoju’s base salary to $428,506 (previously $418,055), effective April 1, 2017.

•	2017 Cash Retention Bonus. The Company granted Mr. Adepoju a 2017 cash retention bonus of $185,000 (aggregate) to be paid in three equal installments, with the first installment paid on June 30, 2017, the second installment paid on September 30, 2017, and the third installment paid on December 30, 2017 (subject to continuous employment through each payment date).

•	2017 AIP Bonus Target. Mr. Adepoju’s AIP bonus target for the 2017 performance year will be 75% of his base salary. This target percentage is unchanged from his 2016 AIP bonus target.

•	Spring 2017 Equity Grant. The Company will issue to Mr. Adepoju $642,759 in grant-date value of its traditional “four-year time-vesting” restricted stock units. These restricted stock units will vest in four equal annual installments, with the first installment vesting on April 28, 2018 and the remaining installments vesting annually thereafter (subject to continuous employment through each vesting date). This issuance is however subject to the condition subsequent that the Company’s stockholders approve a new equity incentive plan at the Company’s 2017 annual stockholders’ meeting.

Amendment to Consulting Services Agreement for Aditya Chatterjee

As previously disclosed in a Current Report on Form 8-K filed on November 16, 2016, the Company and Aditya Chatterjee, the Company’s former Chief Technology Officer, entered into a Consulting Services Agreement effective as of November 12, 2016 for a six-month term expiring May 12, 2017.

On May 1, 2017, the Company and Mr. Chatterjee entered into an Amendment #1 to the Consulting Services Agreement (the “Amendment”), which amended the term of the Consulting Services Agreement to automatically renew for successive one-month period(s) beginning May 12, 2017. All other terms of the Consulting Services Agreement, including the Company’s right to terminate the consulting services at any time without cause, remain in effect.

We qualify the foregoing summary of the Amendment by reference to the full text of the Amendment, a copy of which we have filed as Exhibit 10.1 hereto and incorporate by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company is currently negotiating an amendment and waiver (the “Waiver”) to its Credit Agreement, dated January 6, 2017 (the “Credit Agreement”) among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”), and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), L/C issuer and swing line lender. Capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on January 12, 2017.

Pursuant to the Waiver under negotiation, the Administrative Agent and the Lenders would, among other things, waive any Default or Event of Default under the Credit Agreement from the Company’s failure to deliver by March 31, 2017 its audited annual financial statements for the year ended December 31, 2016. The Administrative Agent and the Lenders have previously granted a waiver in this regard through May 3, 2017.

In connection with the negotiation of the Waiver, the Company agreed to provide the Lenders with information relating to the Company’s cash balances and outstanding borrowings under the Revolving Credit Facility as of December 31, 2016, March 31, 2017 and April 26, 2017. As of December 31, 2016, March 31, 2017 and April 26, 2017, the Company’s cash balance was $51 million (of which $37 million was held by the Company’s foreign subsidiaries), $106 million (of which $28 million was held by the Company’s foreign subsidiaries) and $85 million (of which $33 million was held by the Company’s foreign subsidiaries), respectively. As of both March 31, 2017 and April 26, 2017, the Company had outstanding borrowings of $50 million (aggregate principal amount) under the Revolving Credit Facility. There was no outstanding balance under the Revolving Credit Facility on December 31, 2016 because the current Revolving Credit Facility (and related Term Facility) closed on January 6, 2017, and were not in effect on that date. The cash-balance figures above are unaudited and may be subject to later adjustments in connection with finalizing our financial reporting for the affected fiscal periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements, which include statements regarding our ability to negotiate and obtain a waiver for any defaults or potential events of default under our Credit Agreement on the contemplated terms or at all, are based on information available to us as of the date they were made, and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. A detailed discussion of risks and uncertainties related to our business is included in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

Dated: May 2, 2017	By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment #1 to Consulting Services Agreement, dated May 1, 2017, by and between the Company and Aditya Chatterjee.

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